Note 7 - Income Taxes - Effective Income Tax Rate Reconciliation (Details)	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017
Federal statutory rate	(21.00%)	(34.00%)
State income taxes, net of Federal benefits	(5.00%)	(4.10%)
Rate changes	(66.30%)	155.00%
Change in fair value of liability classified warrants	(17.30%)	(3.60%)
Other, including non-deductible expenses	53.90%	9.60%
Valuation allowance	55.70%	(122.90%)
Total	0.00%	0.00%